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                                                                    Exhibit 32.1


                            CERTIFICATION PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of United Energy Corp. (the "Company") on Form 10-KSB for the year ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. 'SS' 1350, as adopted pursuant to 'SS' 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


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Dated: June 14, 2005                          By: /s/ Brian King
                                                  -----------------------------
                                              Brian King
                                              Chief Executive Officer



Dated: June 14, 2005                          By: /s/ James McKeever
                                                  -----------------------------
                                              James McKeever
                                              Interim Chief Financial Officer

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